UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2024

Smith & Wesson Brands, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1852 Proffitt Springs Road

Maryville, Tennessee 37801

(Address of principal executive offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	SWBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

Appointment of New Independent Registered Public Accounting Firm

On September 17, 2024, the Audit Committee of the Board of Directors of Smith & Wesson Brands, Inc. (the “Company”) approved the engagement of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm, effective as of September 17, 2024, to audit the Company’s consolidated financial statements for its fiscal year ended April 30, 2025, and the effectiveness of the Company’s internal control over financial reporting as of April 30, 2025.

The Audit Committee engaged in a competitive auditor selection process that involved several registered public accounting firms that the Audit Committee believed might be able to serve as auditor for the Company, including Deloitte & Touche LLP (“Deloitte”), which had been engaged as the Company’s independent registered public accounting firm since 2014. As part of the process, the Audit Committee carefully considered, among other things, the capabilities of each firm and its primary engagement team, the strength of each firm’s national office, the firms’ responsiveness, and the firms’ proposed fee structures. After consideration of these and other relevant factors, the Audit Committee determined to engage KPMG to serve as the Company’s independent registered public accounting firm.

The dismissal of Deloitte as the Company’s independent registered public accounting firm did not result from any dissatisfaction with the quality of professional services rendered by Deloitte.

During the Company’s two most recent fiscal years ended April 30, 2024 and April 30, 2023 and in the subsequent interim period through September 17, 2024, neither the Company nor anyone on its behalf consulted KPMG regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in connection with which either a written report or oral advice was provided to the Company that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively.

Previous Independent Registered Public Accounting Firm

On September 17, 2024, the Audit Committee approved the dismissal of Deloitte, the Company’s independent registered public accounting firm for the fiscal year ended April 30, 2024 and previous years.

The audit reports of Deloitte on the Company’s consolidated financial statements as of and for the years ended April 30, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The audit reports of Deloitte on the effectiveness of internal control over financial reporting as of April 30, 2024 and 2023 did not contain any adverse opinion or disclaimer opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to September 17, 2024, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of such disagreement in connection with its reports on the financial statements for such periods.

The Company provided Deloitte with a copy of the disclosure contained in this Current Report on Form 8-K prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission (the “SEC”) and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of Deloitte’s letter, dated September 20, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 17, 2024, we held our annual meeting of stockholders to consider and vote upon the following proposals: (1) to elect directors to serve until our next annual meeting of stockholders and until their successors are elected and qualified; (2) to provide a non-binding, advisory vote on the compensation of our named executive officers for fiscal 2024 (“say-on-pay”); and (3) to vote on a stockholder proposal (human rights impact assessment).

1.	The following directors were elected at the annual meeting:

Director	Votes For	Votes Withheld	Broker Non- Votes
Anita D. Britt	25,454,704	486,141	0
Fred M. Diaz	25,651,423	289,422	0
Michelle J. Lohmeier	25,635,205	305,640	0
Barry M. Monheit	25,164,513	776,332	0
Robert L. Scott	24,805,314	1,135,531	0
Mark P. Smith	25,652,309	288,536	0
Denis G. Suggs	24,542,251	1,398,594	0

2.	Our stockholders approved the say-on-pay proposal.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Say-on-pay proposal	23,874,218	1,009,201	1,057,426	0

3.	Our stockholders did not approve a stockholder proposal concerning a human rights impact assessment.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stockholder proposal (impact assessment)	7,804,292	17,875,162	261,391	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission, dated September 20, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON BRANDS, INC.

Date: September 20, 2024	By:	/s/ Deana L. McPherson
Deana L. McPherson
Executive Vice President, Chief Financial Officer, Treasurer, and Assistant Secretary